UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Trinity Industries, Inc. ("Trinity" or the "Company") is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed November 1, 2018 solely for the purposes of including (i) information regarding certain Committee appointments and (ii) the unaudited pro forma financial information required pursuant to Item 9.01(b). This Amendment No. 1 does not otherwise revise the November 1, 2018 Form 8-K in any way.

Item 2.01     Completion of Acquisition or Disposition of Assets.

As previously reported, effective as of 12:01 a.m. local New York City time on November 1, 2018 (the "Distribution Date"), Trinity completed the pro rata distribution to holders of record of Trinity common stock, par value $0.01 per share, as of 5:00 p.m. local New York City time on October 17, 2018 (the "Record Date"), of one share of Arcosa, Inc. common stock, par value $0.01 per share, for every three shares of Trinity common stock held by such Trinity stockholders as of the Record Date (the "Distribution"). Arcosa is now an independent public company and commenced trading "regular way" under the symbol "ACA" on the New York Stock Exchange on the Distribution Date. Following the Distribution, Trinity does not beneficially own any shares of Arcosa common stock and will no longer consolidate Arcosa within its financial results.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In the November 1, 2018 Form 8-K, the Company reported the election of John J. Diez and E. Jean Savage to its Board of Directors. Effective as of November 1, 2018, Mr. Diez and Ms. Savage were appointed to the Company’s Audit Committee. Other Committee appointments have not been determined at this time.

Item 9.01     Financial Statements and Exhibits.

(b) Pro forma financial information

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference:

•
Unaudited Pro Forma Condensed Consolidated Statements of Operations of Trinity Industries, Inc. for the nine months ended September 30, 2018 and for each of the years ended December 31, 2017, 2016 and 2015.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Trinity Industries, Inc. as of September 30, 2018.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

November 6, 2018	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer